UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 6, 2014 (April 30, 2014)

MSCI Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33812	13-4038723
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 World Trade Center, 250 Greenwich St., 49th Floor, New York, NY 10007
(Address of Principal Executive Offices) (Zip Code)

(212) 804-3900
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.           Completion of Acquisition or Disposition of Assets.

On April 30, 2014, MSCI Inc., a Delaware corporation (the “Company” or “MSCI”), RiskMetrics Group Holdings, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“Shareholder”), and VISS Acquisition Corp., a Delaware corporation wholly owned by Vestar Capital Partners VI, L.P. (“Buyer”), completed the previously announced sale by the Company and Shareholder to Buyer of all of the outstanding capital stock of Institutional Shareholder Services Inc., a Delaware corporation and previously a wholly owned subsidiary of Shareholder (“ISS”), for $367.4 million in cash, subject to customary post-closing adjustments for ISS’ cash, debt and working capital levels at the consummation of the transaction (the “Disposition”).

Item 8.01.           Other Events

On April 30, 2014, the Company issued a press release announcing the consummation of the Disposition.  The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.           Financial Statements and Exhibits

           (b) Pro forma financial information

The accompanying Unaudited Pro Forma Condensed Consolidated Statement of Financial Condition and Unaudited Pro Forma Condensed Consolidated Statements of Income are based upon the historical consolidated financial statements of the Company after giving effect to the Disposition, and after applying the assumptions and adjustments described in the accompanying Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements. The ISS results also reflect the CFRA product line which was previously disposed of on March 31, 2013.

The accompanying unaudited pro forma condensed consolidated financial statements include:

•	the Unaudited Pro Forma Condensed Consolidated Statement of Financial Condition as of March 31, 2014 after giving effect to the Disposition as if it had occurred on March 31, 2014;

•
the Unaudited Pro Forma Condensed Consolidated Statements of Income for the years ended December 31, 2013, 2012 and 2011 after giving effect to the Disposition as if it had occurred on January 1, 2011; and

•	the accompanying Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

The Unaudited Pro Forma Condensed Consolidated Statement of Income for the three months ended March 31, 2014 is not included herein because the results of ISS have been reflected in discontinued operations in the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2014 and, therefore, the pro forma results that would have been reflected are comparable to the results from continuing operations reported in the Form 10-Q.

The accompanying unaudited pro forma condensed consolidated financial statements should be read in conjunction with the accompanying Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.  In addition, the unaudited pro forma condensed consolidated financial statements were based on, derived from and should be read in conjunction with the:

•
audited historical consolidated financial statements of the Company as of and for the year ended December 31, 2013 and the related notes included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013; and

•
unaudited historical consolidated financial statements of the Company as of and for the three months ended March 31, 2014 and the related notes included in the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2014.

The accompanying unaudited pro forma condensed consolidated financial statements have been presented for informational purposes only. The pro forma information is not necessarily indicative of what the Company’s financial position or results of operations actually would have been had the Disposition been completed as of the dates indicated. In addition, the unaudited pro forma condensed consolidated financial statements do not purport to project the future financial position or operating results of the Company, and amounts reported in future financial statements filed with the Securities and Exchange Commission (the “SEC”) for the periods presented herein may differ materially from the unaudited pro forma condensed consolidated financial statements. There were no material transactions between the Company and ISS during the periods presented in the unaudited pro forma condensed consolidated financial statements that would need to be presented.

The accompanying unaudited pro forma condensed consolidated financial statements have been prepared under existing U.S. generally accepted accounting principles (“GAAP”), which are subject to change and interpretation. The Company has been treated as the “Seller” in the Disposition for accounting purposes. The accompanying unaudited pro forma condensed consolidated financial statements contain specific assumptions and adjustments related to the Disposition, as described in greater detail below. The adjustments are based on information presently available and assumptions management believes are reasonable under the circumstances as of the date of this report. Actual adjustments, however, may differ materially from the information presented.

Unaudited Pro Forma Condensed Consolidated
Statement of Financial Condition
As of March 31, 2014
(in thousands)

	Historical MSCI	ISS (a)	Pro Forma Adjustments		Pro Forma MSCI
ASSETS
Current assets:
Cash and cash equivalents	$260,450	$—	$367,355	(b)	$627,805
Accounts receivable, net of allowances	191,905	—	—		191,905
Deferred taxes	75,931	—	(30,591)	(c)	45,340
Prepaid income taxes	17,091	—	—		17,091
Prepaid and other assets	27,810	—	—		27,810
Assets held for sale	415,673	(415,673)	—		—
Total current assets	988,860	(415,673)	336,764		909,951
Property, plant and equipment, net of accumulated depreciation	79,758	—	—		79,758
Goodwill	1,547,173	—	—		1,547,173
Intangible assets, net of accumulated amortization	462,348	—	—		462,348
Other non-current assets	15,679	—	—		15,679
Total assets	$3,093,818	$(415,673)	$336,764		$3,014,909

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	$1,542	$—	$5,686	(d)	$7,228
Accrued compensation and related benefits	42,635	—	—		42,635
Other accrued liabilities	40,252	—	—		40,252
Current maturities of long-term debt	19,775	—	—		19,775
Deferred revenue	314,247	—	—		314,247
Liabilities held for sale	128,200	(128,200)	—		—
Total current liabilities	546,651	(128,200)	5,686		424,137
Long-term debt, net of current maturities	783,065	—	—		783,065
Deferred taxes	159,141	—	—		159,141
Other non-current liabilities	41,230	—	—		41,230
Total liabilities	1,530,087	(128,200)	5,686		1,407,573

Shareholders’ equity:
Preferred stock	—	—	—		—
Common stock	1,261	—	—		1,261
Treasury shares, at cost	(345,550)	—	—		(345,550)
Additional paid in capital	1,057,386	—	—		1,057,386
Retained earnings	850,655	—	47,099	(f)	897,754
Accumulated other comprehensive income (loss)	(21)	—	(3,494)	(e)	(3,515)
Total shareholders’ equity	1,563,731	—	43,605		1,607,336
Total liabilities and shareholders’ equity	$3,093,818	$(128,200)	$49,291		$3,014,909

See the accompanying Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements, which are an integral part of these statements.

(a) Refer to Note 3, Assets and Liabilities Held for Sale, for further details on ISS’ assets and liabilities.

(b), (c), (d), (e), (f) Refer to Note 4, Pro Forma Adjustments, for further details of these adjustments.

Unaudited Pro Forma Condensed Consolidated
Statement of Income
For the Year Ended December 31, 2013
(in thousands, except per share data)

	Historical MSCI	ISS	Pro Forma Adjustments	Pro Forma MSCI

Operating revenues	$1,035,667	$(122,303)	$—	$913,364

Operating expenses:
Cost of services	328,311	(52,908)	—	275,403
Selling, general and administrative	255,345	(22,897)	—	232,448
Amortization of intangible assets	58,203	(13,405)	—	44,798
Depreciation and amortization of property, equipment and leasehold improvements	22,302	(1,918)	—	20,384
Total operating expenses	664,161	(91,128)	—	573,033
Operating income	371,506	(31,175)	—	340,331

Interest income	(1,031)	142	—	(889)
Interest expense	26,265	(9)	—	26,256
Other expense (income)	651	1,485	—	2,136
Other expense (income), net	25,885	1,618	—	27,503

Income before provision for income taxes	345,621	(32,793)	—	312,828
Provision for income taxes	123,064	(10,146)	—	112,918
Net income	$222,557	$(22,647)	$—	$199,910

Earnings per basic common share	$1.85	$—	$—	$1.66
Earnings per diluted common share	$1.83	$—	$—	$1.64

Weighted average shares outstanding used in computing earnings per share:
Basic	120,100	—	—	120,100
Diluted	121,074	—	—	121,074

See the accompanying Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements, which are an integral part of these statements.

Unaudited Pro Forma Condensed Consolidated
Statement of Income
For the Year Ended December 31, 2012
 (in thousands, except per share data)

	Historical MSCI	ISS	Pro Forma Adjustments	Pro Forma MSCI

Operating revenues	$950,141	$(123,151)	$—	$826,990

Operating expenses:
Cost of services	288,075	(57,793)	—	230,282
Selling, general and administrative	233,183	(21,278)	—	211,905
Restructuring	(51)	18	—	(33)
Amortization of intangible assets	63,298	(13,281)	—	50,017
Depreciation and amortization of property, equipment and leasehold improvements	18,700	(2,116)	—	16,584
Total operating expenses	603,205	(94,450)	—	508,755
Operating income	346,936	(28,701)	—	318,235

Interest income	(954)	255	—	(699)
Interest expense	56,428	(27)	—	56,401
Other expense (income)	2,053	(321)	—	1,732
Other expense (income), net	57,527	(93)	—	57,434

Income before provision for income taxes	289,409	(28,608)	—	260,801
Provision for income taxes	105,171	(9,161)	—	96,010
Net income	$184,238	$(19,447)	$—	$164,791

Earnings per basic common share	$1.50	$—	$—	$1.34
Earnings per diluted common share	$1.48	$—	$—	$1.32

Weighted average shares outstanding used in computing earnings per share:
Basic	122,023	—	—	122,023
Diluted	123,204	—	—	123,204

See the accompanying Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements, which are an integral part of these statements.

Unaudited Pro Forma Condensed Consolidated
Statement of Income
For the Year Ended December 31, 2011
 (in thousands, except per share data)

	Historical MSCI	ISS	Pro Forma Adjustments	Pro Forma MSCI

Operating revenues	$900,941	$(119,586)	$—	$781,355

Operating expenses:
Cost of services	277,147	(57,688)	—	219,459
Selling, general and administrative	212,972	(20,114)	—	192,858
Restructuring	3,594	(1,489)	—	2,105
Amortization of intangible assets	65,805	(13,391)	—	52,414
Depreciation and amortization of property, equipment and leasehold improvements	19,425	(2,068)	—	17,357
Total operating expenses	578,943	(94,750)	—	484,193
Operating income	321,998	(24,836)	—	297,162

Interest income	(848)	322	—	(526)
Interest expense	55,819	(146)	—	55,673
Other expense (income)	3,614	831	—	4,445
Other expense (income), net	58,585	1,007	—	59,592

Income before provision for income taxes	263,413	(25,843)	—	237,570
Provision for income taxes	89,959	(11,325)	—	78,634
Net income	$173,454	$(14,518)	$—	$158,936

Earnings per basic common share	$1.43	$—	$—	$1.31
Earnings per diluted common share	$1.41	$—	$—	$1.29

Weighted average shares outstanding used in computing earnings per share:
Basic	120,717	—	—	120,717
Diluted	122,276	—	—	122,276

See the accompanying Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements, which are an integral part of these statements.

NOTES TO THE UNAUDITED PRO FORMA CONDENSED
CONSOLIDATED FINANCIAL STATEMENTS

1. Description of Transaction

The description of the Disposition set forth under Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.  The Disposition reflects a book value of approximately $287.5 million as of March 31, 2014, with the Company receiving cash at closing of $367.4 million.  The Company does not expect to incur a cash tax liability from the Disposition. The Company expects to record a net gain on the Disposition in the Company’s Unaudited Condensed Consolidated Statement of Income for the three months ending June 30, 2014. Refer to Note 4, Pro Forma Adjustments, for the calculation of the expected gain.

2. Basis of Presentation

Article 11 of Regulation S-X of the Securities Act of 1933 (“Article 11”) requires the Unaudited Pro Forma Condensed Consolidated Statement of Financial Condition to be presented as of the most recently reported period, which is March 31, 2014. Further, Article 11 requires Unaudited Pro Forma Condensed Consolidated Statements of Income for all periods presented in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, which consisted of the years ended December 31, 2013, 2012 and 2011.  Because the results of ISS have been reflected in discontinued operations in the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2014, the pro forma results of operations for that interim period are not included herein.

The unaudited pro forma condensed consolidated financial statements were based on and derived from the historical consolidated financial statements of the Company, adjusted for those amounts which were determined to be (1) directly attributable to the Disposition, (2) factually supportable, and (3) with respect to the Unaudited Pro Forma Condensed Consolidated Statement of Income, expected to have a continuing impact on the consolidated results of the Company. Additionally, certain pro forma adjustments were made in order to calculate the Company’s pro forma financial statements. Refer to Note 4, Pro Forma Adjustments, for further details of these adjustments.

3. Assets and Liabilities Held for Sale

(a)	The carrying amounts of the major classes of assets and liabilities of ISS were as follows:

As of March 31, 2014
(in thousands)
ASSETS
Cash and cash equivalents	$4,408
Accounts receivable	16,947
Deferred taxes	3,070
Prepaid taxes	945
Prepaid and other assets	1,723
Total current assets	27,093

Property, equipment and leasehold improvements (net of accumulated depreciation and amortization of $4,200)	7,945
Goodwill	252,093
Intangible assets (net of accumulated amortization of $50,283)	121,269
Other non-current assets	7,273
Total non-current assets	388,580
Total assets held for sale	$415,673

LIABILITIES
Accrued compensation and related benefits	$4,421
Other accrued liabilities	3,971
Deferred revenue	52,113
Total current liabilities	60,505

Deferred taxes	62,135
Other non-current liabilities	5,560
Total non-current liabilities	67,695
Total liabilities held for sale	$128,200

4. Pro Forma Adjustments

Adjustments included in the column under the heading “Pro Forma Adjustments” represent the following:

(b)	To include the cash proceeds of $367.4 million received by MSCI resulting from the Disposition.

(c)	To reflect the utilization of a $30.6 million deferred tax asset established in the three months ended March 31, 2014 on the difference between the ISS book and tax basis.

(d)	To reflect an accrual of $5.7 million for transaction costs related to the Disposition, including $5.4 million related to success fees and $0.3 million related to other miscellaneous expenses.

(e)	The recognition of other comprehensive income items attributable to ISS, primarily related to currency translation adjustments.

(f)	To record the estimated net increase to retained earnings of $47.1 million, calculated as follows:

(in thousands)
Cash proceeds	$367,355
Less: Net book value of ISS’ assets and liabilities	(287,473)
Less: Transaction costs	(5,686)
Plus: Recognition of other comprehensive income items attributable to ISS	3,494
Gain on sale of ISS	77,690
Less: Utilization of a deferred tax asset	(30,591)
Net increase to retained earnings	$47,099

5. Forward-Looking Statements

This report may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to future events or to future financial performance and involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance, or achievements expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” or “continue,” or the negative of these terms or other comparable terminology. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond the Company’s control and that could materially affect actual results, levels of activity, performance, or achievements.

Other factors that could materially affect actual results, levels of activity, performance or achievements can be found in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 filed with the SEC on February 28, 2014, and in Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC. If any of these risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary significantly from what the Company projected. Any forward-looking statement in this report reflects the Company’s current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to the Company’s operations, results of operations, growth strategy and liquidity. The Company assumes no obligation to publicly update or revise these forward-looking statements for any reason, whether as a result of new information, future events, or otherwise, except as required by law.

(d) Exhibits

99.1	Press Release dated April 30, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MSCI Inc.

Date:	May 6, 2014	By:	/s/ Robert Qutub
			Name:	Robert Qutub
			Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated April 30, 2014.